SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A
                                (Amendment No. 1)
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of report (Date of earliest event reported) January 16, 1997





                         MAKO MARINE INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)



          Florida                     0-26618                 65-0501535
 (State or other jurisdiction       (Commission              (IRS Employer
     or incorporation)              File Number)           Identification No.)


      4355 N.W. 128th Street
          Miami, Florida                                       33054
(Address of principal executive offices)                     (Zip Code)


(Registrant's telephone number, including area code)      (305)685-6591





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         Item 4.  Changes in Registrant's Certifying Accountant

         On January 29, 1997, Registrant engaged Arthur Andersen LLP as its new independent accountant, replacing BDO Seidman, LLP (the "Former Accountant") which Former Accountant had served as the Registrant's independent accountant. The decision to change accountants was unanimously approved by the Board of Directors of the Registrant.

         The Report of the Former Accountant on the financial statements of the Registrant for its fiscal year ended June 29, 1996 stated that in view of the recurring losses suffered by the Mako and its negative cash flow from operations, substantial doubt existed as to the Mako's ability to continue as a going concern. No adverse opinion or disclaimer of opinion, or modification as to uncertainty, audit scope or accounting principles was contained in or modified with respect to the Report of the Former Accountant for the Registrant's fiscal year ended July 1, 1995 (an eleven month period); however, the Former Accountant stated in its Report on Registrant's fiscal 1995 that because the Registrant's acquisition of its boat business from Mako Marine, Inc. (on August 2, 1994) was accounted for as a purchase, the financial information for the period after the completion of the transaction was presented on a different cost basis than that for the period prior to the transaction and accordingly, was not comparable. There were no disagreements with the Former Accountant with respect to Registrant's fiscal 1996 or fiscal 1995, whether or not resolved, on any manner of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of the Former Accountant, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its Report.


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



         Item 7.  Financial Statements and Exhibits.

         (a) Financial Statements - It is currently impracticable to provide the required financial statements. The required financial statements will be filed as an amendment to this form as soon as practicable, but in no event later than April 1, 1997.

         (b) Pro forma financial information. - It is currently impracticable to provide the required pro forma financial information. The required pro forma financial information will be filed as an amendment to this form as soon as practicable, but in no event later than April 1, 1997.

         (c)      Exhibits - See Exhibit Index.


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



                                    SIGNATURE
                                    ---------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report, as amended, to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  February 18, 1997

                               MAKO MARINE INTERNATIONAL, INC.


                               By:   /s/ Douglas W. Baena

                               Title:    President and Chief Executive Officer


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



                                  EXHIBIT INDEX
                                  -------------


Exhibit Number                     Description
--------------                     -----------

     2.1                Mako Stock Purchase Agreement.*

     2.2                CAVC Stock Purchase Agreement.*

     2.3                Letter dated December 4, 1996.*

     2.4                Letter Agreement dated January 16, 1997.**

     2.5 Escrow Agreement dated January 16, 1997 among SunTrust Bank, Miami, N.A., as escrow agent, Mako, CAVC and Tracker.**

     2.6                Amendment dated January 16, 1997 to Douglas W.
                        Baena Employment Agreement.**

     2.7 Employment Agreement dated July 1, 1996 between Mako and Hugh Landon Russ, Jr.**

     2.8 Amendment dated January 16, 1997 to Hugh Landon Russ, Jr. Employment Agreement.**

     2.9 Amendment dated January 16, 1997 to Lawrence Tierney Employment Agreement.**

     2.10 Letter from BDO Seidman dated February 17, 1997 regarding Mako's change of independent accountants, filed herewith.



 *    Filed as an Exhibit to Mako's Form 8-K, dated December 13, 1996.

** Filed as an Exhibit to Mako's Form 8-K, dated January 30, 1997, which Form 8-K is amended hereby.






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